UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 110, Jericho, New York	11753-1681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 478-5400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2020, Getty Realty Corp., a Maryland corporation (“Getty” or the “Company”), appointed Mr. Brian R. Dickman, age 45, as Executive Vice President, Chief Financial Officer and Treasurer, effective December 14, 2020. Mr. Dickman will succeed Danion Fielding, who previously announced his intention to resign for personal reasons. Mr. Fielding will stay on as Chief Financial Officer through December 11, 2020. Mr. Fielding’s resignation is not based on any disagreement with the Company, including with respect to the Company’s accounting principles, practices or financial statement disclosures.

Mr. Dickman brings more than fifteen years of REIT experience to Getty, including nearly seven years as a public company executive. Mr. Dickman is joining Getty from his current role as Executive Vice President and Chief Financial Officer of Seritage Growth Properties (NYSE:SRG), where Mr. Dickman has served in such capacities since 2015. Prior to joining Seritage, from February 2014, Mr. Dickman was Chief Financial Officer at Agree Realty Corporation (NYSE: ADC), where he was responsible for all corporate finance, capital markets, accounting, financial reporting, treasury and investor relations activities. Prior to that role, he was a real estate investment banker covering public REITs and other real estate companies beginning at Lehman Brothers in 2005.

In connection with Mr. Dickman’s appointment as Executive Vice President, Chief Financial Officer and Treasurer of the Company, Mr. Dickman is expected to receive compensation consisting of annual base salary of $415,000. Mr. Dickman will receive an initial equity award equal to 15,000 restricted stock units under the Company’s Second Amended and Restated Getty Realty Corp. 2004 Omnibus Incentive Compensation Plan (the “Plan”) that will vest ratably over a five-year period subject to continued employment through the vesting date and, in the discretion of the Compensation Committee, will be settled in cash or in shares of the Company’s common stock upon the earlier of ten years after the grant date or termination of employment. Mr. Dickman will also receive 15,000 restricted stock units to be issued under the Plan on or after January 1, 2021 but not later than March 1, 2021, consistent with the Company’s normal grant procedures for similarly situated executives, and subject to the benefits, vesting schedule, and other restrictions generally applicable thereto. In addition, Mr. Dickman shall receive a 2020 year-end bonus of $250,000, which shall be payable on or after February 15, 2021 but no later than March 30, 2021 contingent upon Mr. Dickman not voluntarily terminating his employment or being terminated for cause (as such term is defined in the Company’s form of restricted stock unit grant award under the Plan, as amended) prior to the payment date. Following 2021, Mr. Dickman will be eligible for annual discretionary bonuses based on performance and equity award grants in a manner consistent with the Company’s practices for senior management. Mr. Dickman will also be entitled to participate in the Company’s benefit programs applicable generally to employees and executive officers. Such compensation and benefit plans and arrangements are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on February 13, 2020.

In connection with his resignation, Mr. Fielding is expected to enter into a consulting agreement with the Company for the period from December 14, 2020 through March 31, 2020, which will include a general release of claims. In consideration for his services under the proposed consulting agreement and his release of claims, Mr. Fielding will receive $25,000 per month (which shall be prorated for any partial month, including with respect to December 2020), payable monthly in arrears in accordance with the Company’s normal payroll practices. Additionally, Mr. Fielding is entitled to his benefits under the Company’s nonqualified deferred compensation plans in accordance with the terms of the plans, and his vested restricted stock units.

Item 8.01.	Other Events.

On November 11, 2020, Getty issued a press release announcing the appointment of Executive Vice President, Chief Financial Officer and Treasurer of Getty. A copy of the press release is filed as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press release issued by Getty Realty Corp. on November 11, 2020.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

CERTAIN STATEMENTS CONTAINED HEREIN MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. WHEN THE WORDS “BELIEVES,” “EXPECTS,” “PLANS,” “PROJECTS,” “ESTIMATES,” “ANTICIPATES,” “PREDICTS” AND SIMILAR EXPRESSIONS ARE USED, THEY IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT’S CURRENT BELIEFS AND ASSUMPTIONS AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL EVENTS TO BE MATERIALLY DIFFERENT FROM FUTURE EVENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THOSE MADE REGARDING THE ANTICIPATED EFFECTIVE DATES FOR MR. DICKMAN’S APPOINTMENT AND MR. FIELDING’S RESIGNATION, MR. DICKMAN’S COMPENSATION, AND MR. FIELDING’S CONSULTING AGREEMENT.

INFORMATION CONCERNING FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL EVENTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS CAN BE FOUND IN THE COMPANY’S PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES OR REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: November 13, 2020	By:	/s/ Joshua Dicker
Joshua Dicker
Executive Vice President and General Counsel

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